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                                                                     EXHIBIT 23


                                 ARTHUR ANDERSEN LLP


                      CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the use of our report (and to all references to our Firm) included in or made a part of this Registration Statement File No. 333-30013 for Hartford Life Insurance Company General Account Option on Form S-2.


                                             /s/ Arthur Andersen LLP

Hartford, Connecticut
April 13, 1998